Common Stock	12 Months Ended
Dec. 31, 2012
Stockholders' Equity Note [Abstract]
Common Stock
Common Stock

As of December 31, 2012 and 2011, the Company had 176.9 million and 10.4 million shares of common stock outstanding, respectively, including unvested restricted shares and shares issued pursuant to the DRIP, and had received gross proceeds of $1.8 billion and $102.7 million, respectively.

In July 2011, the Company's board of directors authorized and the Company declared a distribution rate equal to a 6.60% annualized rate based on the common stock price of $10.00. The first distribution was paid in October 2011.  The Company's distributions are payable by the 5th day following each month end to stockholders of record at the close of business each day during the prior month at a rate of $0.001803279 per day. The board of directors may reduce the amount of distributions paid or suspend distribution payments at any time and therefore distribution payments are not assured.